UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 7, 2026
Date of Report (Date of earliest event reported)

 NATURAL HEALTH TRENDS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36849	59-2705336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 609 Deep Valley Drive, Suite 395, Rolling Hills Estates, California, 90274
(Address of principal executive offices, including zip code)

(310) 541-0888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NHTC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2026 annual meeting of stockholders of Natural Health Trends Corp. (the “Company”) held on May 7, 2026 and further described under Item 5.07 below, the Company’s stockholders approved the Natural Health Trends Corp. 2026 Equity Incentive Plan (the “2026 Plan”). The Board of Directors of the Company adopted the 2026 Plan on March 19, 2026, subject to stockholder approval.

Under the 2026 Plan, up to 1,100,000 shares of the Company’s Common Stock (subject to adjustment under certain circumstances) may be issued pursuant to awards granted thereunder in the form of incentive stock options, nonstatutory stock options, and other stock awards (including stock, stock units, stock appreciation rights, and other similar awards) to employees, officers, directors, contractors, consultants, and advisors of the Company.

The foregoing summary of the 2026 Plan is qualified in its entirety by reference to the detailed summary of the 2026 Plan set forth in the section entitled “Item Two—Approval of the Natural Health Trends Corp. 2026 Equity Incentive Plan” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 24, 2026, and to the full text of the 2026 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 7, 2026, the Company held its 2026 annual meeting of stockholders in Hong Kong. At the annual meeting, there were 8,577,848 shares entitled to vote, and 4,982,843 shares (58.1%) were represented at the meeting in person or by proxy.

At the annual meeting, Randall A. Mason, Chris T. Sharng, Ellen Sun and Ching C. Wong were elected directors by a plurality of the votes. Also at the annual meeting, the Company’s stockholders approved the 2026 Plan and ratified the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The following summarizes the vote results for these matters submitted to the Company’s stockholders for action at the annual meeting:

1.	The election of the following persons to serve as directors of the Company until the next annual meeting of stockholders:

Nominees	For	Withheld	Broker Non-Votes
Randall A. Mason	2,892,636	89,665	2,000,542
Chris T. Sharng	2,892,546	89,755	2,000,542
Ellen Sun	2,892,763	89,538	2,000,542
Ching C. Wong	2,203,458	778,843	2,000,542

2.	The proposal to approve the Natural Health Trends Corp. 2026 Equity Incentive Plan:

For	Against	Abstentions	Broker Non-Votes
2,838,885	118,255	25,161	2,000,542

3.	The proposal to ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2026:

For	Against	Abstentions
4,851,540	115,114	16,189

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
	10.1	Natural Health Trends Corp. 2026 Equity Incentive Plan
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2026
NATURAL HEALTH TRENDS CORP.

By:	/s/ Timothy S. Davidson
Timothy S. Davidson
Senior Vice President and Chief Financial Officer